PAYDEN FUNDS
Payden Corporate Bond Fund
Supplement dated March 20, 2009 to Prospectus dated February 27, 2009
This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
The fund expenses chart for the Payden Corporate Bond Fund (the “Fund”) that appears on page 15 of the Prospectus dated February 27, 2009 has been revised. Effective March 12, 2009, the day the Fund commenced operations, the Fund’s investment adviser, Payden & Rygel, contractually agreed to increase the “Fee Waiver or Expense Reimbursement” amount from 0.25% to 0.35%, with the result that the Fund’s “Net Annual Fund Operating Expenses level has been lowered from 0.75% to 0.65%.
The revised Fund expenses chart and Example of Fund Expenses information are set forth below. This material replaces the information on page 15 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	0.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee	0.35%
Other Expenses[1]	0.65%
Total Annual Fund Operating Expenses[2]	1.00%
Fee Waiver or Expense Reimbursement[3]	0.35%
Net Annual Fund Operating Expenses	0.65%

[1]	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.

[2]	Payden has contractually agreed that for so long as it is the investment adviser to the Fund, Total Annual Fund Operating Expenses (exclusive of interest and taxes) will not exceed 1.00%.

[3]	Payden has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Net Annual Fund Operating Expenses exceed 0.65%. This agreement has an initial term ending February 27, 2010; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Example of Fund Expenses: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (a) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Net Annual Fund Operating Expenses for the 1-year period, or Total Annual Fund Operating Expenses for the 3-year period. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3-Years

$66	$284